Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date: Nov 1, 1995
Original Settlement Date: Nov 21, 1995
Series Number of Class A-1 Certificates: 441919AG2
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $637,660,000

Distribution Date:	22-Oct-01
Determination Date:	19-Oct-01
Month:	71

Certificate Information

Servicer Certificate (Page 1 of 4)
Distribution Date:	10/22/01

Investor Certificateholder Floating Allocation Percentage	85.61%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	3,073,802.97
Aggregate Amount of Interest Collections	866,329.96
Aggregate Amount of Principal Collections	2,207,473.01

Int. Collections Alloc. to Investor	741,676.33
Class A Principal Collections	2,024,948.09
Seller Interest Collections	124,653.63
Seller Principal Collections	182,524.92

Weighted Average Loan Rate	12.13%
Net Loan Rate	11.13%

Weighted Average Maximum Loan Rate	18.88%

Class A-1 Certificate Rate	3.3075%
Maximum Investor Certificate Rate	11.1283%
Class A-1 Certificate Interest Distributed	196,122.17
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	2,161,116.08
Alternative Principal Dist. Amount (APDA)	2,024,948.09
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	2,024,948.09

Principal allocable to Class A-1	2,024,948.09

SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00

Reimbursement to Credit Enhancer	0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	6.10%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	6.20%
Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	131,609.41

Cumulative Investor Liquidation Loss Amount	131,609.41

Total Principal allocable to A-1	2,156,557.50

Servicer Certificate (Page 2 of 4)
Distribution Date:	10/22/01

Beginning Class A-1 Certificate Principal Balance	66,708,219.76

Ending Class A-1 Certificate Principal Balance	64,551,662.26

Pool Factor (PF)	0.101232102
Retransfer Deposit Amount	0.00
Servicing Fees Distributed	58,301.32
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Current Investor Net Realized Loss	131,609.41
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	81,720,041.66
Ending Pool Balance	79,541,303.95
Beginning Invested Amount	69,961,588.76
Ending Invested Amount	67,805,031.26
Beginning Seller Principal Balance	11,758,452.90
Ending Seller Principal Balance	11,736,272.69
Additional Balances	182,524.92

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Beginning Pre-Funding Account Balance	0.00
Ending Pre-Funding Account Balance	0.00
Pre-Funding Earnings	0.00

Beginning Capitalized Interest Account	0.00
Capital Interest Requirement (Transferred to Collection Account)	0.00
Ending Capitalized Interest Account	0.00

Beginning Spread Account Balance	6,506,737.00
Ending Spread Account Balance	6,506,737.00

Beginning Seller Interest	14.3887%
Ending Seller's Interest	14.7549%

Delinquency & REO Status
30 - 59 days
No. of Accounts	202
Trust Balance	6,263,360.34
60 - 89 days
No. of Accounts	50
Trust Balance	1,811,387.22
90+ days
No. of Accounts	100
Trust Balance	2,239,167.43
Servicer Certificate (Page 3 of 4)
Distribution Date:

270+ days
No. of Accounts	65
Trust Balance	1,086,826.07
REO
No. of Accounts	17
Trust Balance	641,294.57

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed	No
1% of the Cit-off Balance and Pre-Funded Amount
Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	307,178.55
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0.00
Amount paid to Trustee	0.00
Cumulative Draw under Policy	0.00
Net Yield	6.20%

Total Available Funds
Aggregate Amount of Collections	3,073,802.97
Deposit for principal not used to purchase subsequent loans	0.00
Interest Earnings on the Pre-Funding Account	0.00
Deposit from Capitalized Interest Account	0.00
Total	3,073,802.97

Application of Available Funds
Servicing Fee	58,301.32
Principal and Interest to Class A-1	2,352,679.67

Seller's portion of Principal and Interest	307,178.55
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	355,643.43
Total	3,073,802.97
Servicer Certificate (Page 4 of 4)
Distribution Date:

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	10/22/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	85.6113%
Class A Certificateholder Fixed Allocation Percentage	97.9000%

Beginning Class A-1 Certificate Balance	66,708,219.76

Class A-1 Certificate Rate	3.307500%

Class A-1 Certificate Interest Distributed	0.307565

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	3.381986

Maximum Principal Distribution Amount	3.389135
Scheduled Principal Distribution Amount (SPDA)	3.175592
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.206394

Total Amount Distributed to Certificateholders	3.689552

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	64,551,662.26

Class A-1 Factor	0.101232102

Pool Factor (PF)	0.101232102

Unreimbursed Liquidation Loss Amount	$0
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0

Class A Servicing Fee	58,301.32

Beginning Invested Amount	69,961,588.76
Ending Invested Amount	67,805,031.26
Beginning Pool Balance	81,720,041.66
Ending Pool Balance	79,541,303.95

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

DELINQUENCY & REO STATUS
30 - 59 days
No. of Accounts	202
Trust Balance	6,263,360.34

60 - 89 days
No. of Accounts	50
Trust Balance	1,811,387.22
Statement to Certificateholders (Page 2 of 2)
Distribution Date:

90+ days
No. of Accounts	100
Trust Balance	2,239,167.43

REO
No. of Accounts	17
Trust Balance	641,294.57

Current Net Realized Loss	153,729.02

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00

Pre-Funded Amount (Ending)	0.00

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0.00

Capitalized Interest Account (Ending)	0.00

Earnings on the Pre-Funding Account	0.00